UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Antero Resources Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 17, 2020. At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class I members of the Company’s Board of Directors (the “Board”) to serve until the Company’s 2023 annual meeting of stockholders; (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers; (iv) approve the Antero Resources Corporation 2020 Long-Term Incentive Plan; and (v) approve an amendment and restatement of the Company’s Certificate of Incorporation to (a) effect a reverse stock split that will reduce the number of shares of outstanding common stock in accordance with a ratio to be determined by the Board within a range of one share of common stock for every 5 to 20 shares of common stock (or any number in between) currently outstanding; and (b) reduce by a corresponding proportion the number of authorized shares of common stock and preferred stock (the “Reverse Stock Split Proposal”). Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 27, 2020.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class I Directors: Votes regarding the persons elected as Class I directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Paul M. Rady	164,447,800	1,121,780	47,909,591
Glen C. Warren, Jr.	146,667,173	18,902,407	47,909,591
Thomas B. Tyree, Jr.	164,729,214	840,366	47,909,591

Proposal No. 2 — Ratification of the Appointment of KPMG LLP: The voting results were as follows:

For	Against	Abstain
212,149,132	983,292	346,747

Proposal No. 3 — Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
160,379,363	4,628,027	562,190	47,909,591

Proposal No. 4 — Approval of the Antero Resources Corporation 2020 Long-Term Incentive Plan: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
160,268,681	4,780,572	520,327	47,909,591

Proposal No. 5 — Approval of the Reverse Stock Split Proposal: The voting results were as follows:

For	Against	Abstain
186,253,567	26,316,987	908,617

Even though the Reverse Stock Split Proposal has been approved by the Company’s stockholders, whether to effect a reverse stock split remains subject to Board approval. The primary reason the Company submitted the Reverse Stock Split Proposal for stockholder approval was to ensure the Company was able to continue to comply with listing standards of the New York Stock Exchange. At current trading prices, the Company is well within such listing standards. As such, the Company does not currently expect to effect a reverse stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: June 19, 2020

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